EXHIBIT 24


                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ B. C. Ames     Director of M. A. Hanna   March 1, 1995
B. C. Ames               Company






                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite her signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, her attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                            Date


/s/ Carol A.Cartwright    Director of M. A. Hanna    March 1, 1995
C. A. Cartwright                  Company






                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                               Date


/s/ Wayne R. Embry        Director of M. A. Hanna       March 1, 1995
W. R. Embry                      Company





                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/ J. T. Eyton        Director of M. A. Hanna    March 1, 1995
J. T. Eyton                   Company






                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/  G. D. Kirkham     Director of M. A. Hanna    March 1, 1995
G. D. Kirkham                 Company






                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/  M. L. Mann        Director of M. A. Hanna    March 1, 1995
M. L. Mann                    Company





                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                            Date


/s/  Richard W. Pogue     Director of M. A. Hanna    March 1, 1995
R. W. Pogue                     Company






                        POWER OF ATTORNEY




     The undersigned, Director of the corporation named herein opposite his signature, hereby appoints T. E. Lindsey,
J. S. Pyke, Jr., and D. R. Schrank, or any of them, his attorney or attorneys in fact, with full power of substitution, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 1994, being filed with the Securities and Exchange Commission by
M. A. Hanna Company, and any and all amendments to such Annual Report, with full power and authority to take any and all such action as may be necessary or advisable in the premises.


                 Capacity in which Annual Report
                  on Form 10-K is to be signed

Signature                                         Date


/s/  D. J. McGregor    Director of M. A. Hanna    March 1, 1995
D. J. McGregor                Company